UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017 (October 28, 2016)

AVANT DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54004	98-0583166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 Perry Parkway, Suite 8

Gaithersburg, MD 20877

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 478-6660

8561 East Anderson Drive, Suite 104

Scottsdale, AZ 85225

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02	Unregistered Sales of Equity Securities

Item 3.03	Material Modification to Rights of Security Holders

October 2016 Financing

Between October 28, 2016 and November 7, 2016, Avant Diagnostics, Inc. (the “Company”) entered into a various convertible promissory notes (collectively, the “Oct 2016 Notes”) with accredited investors (the “October 2016 Investors”) pursuant to which the October 2016 Investors purchased an aggregate principal amount of $65,000 of Convertible Promissory Notes for an aggregate purchase price of $65,000 (the “October 2016 Financing”). The Oct 2016 Notes bear interest at 12% per annum and mature on six months from the date of issuance. The Oct 2016 Notes will be convertible at the option of the holder at any time into shares of common stock, at an initial conversion price equal to the lesser of (i) $0.25 or (ii) the closing sales price of such common stock on the date of conversion, subject to adjustment (“Initial Conversion Price”).

The Initial Conversion Price is subject to anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

At any time upon five (5) days notice written notice to the October 2016 Investors, (a “Prepayment Notice”), the Company may prepay any portion of the principal amount of the Oct 2016 Notes. If the Company exercises its right to prepay the Oct 2016 Notes, the Company shall within three (3) days after such five-day period (the “Prepayment Period”), make payment to the October 2016 Investors of an amount in cash equal to the sum of the then outstanding principal amount of the Oct 2016 Note that it desires to prepay, multiplied by (a) 1.1, during the first thirty (30) days after the execution of the Oct 2016 Note, 1.15, during the thirty-first (31st) to sixtieth (60th) days after the execution of the Oct 2016 Note, (c) 1.20, during the sixty-first (6lst) to ninetieth (90th) days after the execution of the Oct 2016 Note, and (d) l.25,on the ninety-first (91st) day and thereafter after the execution of the Oct 2016 Notes (the “Prepayment Multiplier”). If the Company engages in any subsequent financing in which the October 2016 Investors elect not to participate, or sells any of its assets other than in the ordinary course, while any portion of this Note remains outstanding, any proceeds of such subsequent financing or asset sale in excess of $500,000 must be applied toward repayment of the Oct 2016 Note, subject to the Prepayment Multiplier, within three (3) days of the closing of such subsequent financing or asset sale. For the avoidance of doubt, the Prepayment Multiplier shall be applicable to any payment of principal under the Oct 2016 Note.

Each of the Oct 2016 Investors have contractually agreed to restrict their ability to convert the Oct 2016 Notes such that the number of shares of the Company common stock held by each of them and their affiliates after such conversion does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

The full principal amount of the Oct 2016 Notes are due upon a default under the terms of the Oct 2016 Notes. During the existence and continuance of an event of default under the Oct 2016 Notes, the outstanding principal amount of the Oct 2016 Notes shall incur interest at a rate of 18% per annum. As of the date hereof, the Company is obligated on $65,000 face amount of Oct 2016 Notes issued to the Oct 2016 Investors. The Oct 2016 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The securities sold in the October 2016 Financing were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each October 2016 Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

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Nov 2016 Financing

Between November 16, 2016 and January 3, 2017, the Company entered into a various convertible promissory notes (collectively, the “Nov 2016 Notes”) with accredited investors (the “Nov 2016 Investors”) pursuant to which the Nov 2016 Investors purchased an aggregate principal amount of $786,500 of Original Issue Discount Senior Secured Convertible Notes for an aggregate purchase price of $605,000 (the “Nov 2016 Financing”). The Nov 2016 Notes bear interest at 8% and mature on January 15, 2018. The Nov 2016 Note will be convertible at the option of the holder at any time into shares of common stock, at an initial conversion price equal to $0.15, subject to adjustment (“Nov 2016 Initial Conversion Price”).

In connection with the issuance of the Nov 2016 Notes, each Nov 2016 Investor received such number of shares of common stock equal to 50% of their subscription amount divided by the Initial Conversion Price (“Commitment Shares”).

The conversion price of the Nov 2016 Notes is subject to anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

The full principal amount of the Nov 2016 Notes is due upon default under the terms of Nov 2016 Notes. Beginning on January 15, 2017 and continuing on the same day of each successive month thereafter, the Company must prepay 1/12th of the aggregate face amount of the Notes, plus all accrued interest thereon, either in cash or in common stock, at the option of the Company. The Nov 2016 Initial Conversion Price is subject to anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

Each of the Nov 2016 Investors have contractually agreed to restrict their ability to convert the Nov 2016 Notes such that the number of shares of the Company common stock held by each of them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

The full principal amount of the Nov 2016 Notes are due upon a default under the terms of the Nov 2016 Notes. During the existence and continuance of an event of default under the Nov 2016 Notes, the outstanding principal amount of the Nov 2016 Notes shall incur interest at a rate of 18% per annum. If the Company is not current in its reporting obligations with the Securities and Exchange Commission (the “SEC”), it shall face a 25% penalty on the unpaid balance remaining on the Nov 2016 Note. At any time after the Holder becoming aware of an Event of Default (as defined in the Nov 2016 Notes), the Nov 2016 Investors may require the Company to redeem all or any portion of the Nov 2016 Notes. If the Company is late making a scheduled payment then every month the Company will be required to issue an equal amount of common stock for the unpaid balance for that month at per share price of $0.10 (“Default Shares”). In the event that the Company’s common stock is trading less than $0.10 a share, then the share price of the Default Shares will be issued at a 35% discount to the market for the previous 5 trading day VWAP. The Nov 2016 Notes rank senior to all current and future indebtedness of the Company and are secured by the certain of the Company’s equipment as set forth in the Nov 2016 Notes.

As of the date hereof, the Company is obligated on $786,500 face amount of Nov 2016 Notes issued to the Nov 2016 Investors. The Nov 2016 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The securities sold in the November 2016 Financing were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each Nov 2016 Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

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December 2016 Binding LOI for Merger with PHDX and related Bridge Note

On November 28, 2016, the Company entered into a Binding Letter of Intent (the “Binding LOI”) with Prism Health Dx, Inc. (“PHDX”) for a business combination transaction wherein the Company agreed to issue such number of shares of common stock equal to 50% of the post-transaction outstanding shares of the Company to the shareholders of PHDX in exchange for the acquisition of 100% of the outstanding common stock of PHDX. The Binding LOI contained exclusivity provisions wherein PHDX agreed not to enter into negotiations or discussions with third parties regarding similar transactions for a period of 90 days from the date of the Binding LOI (the “Exclusivity Period”). Concurrently with the execution of the Binding LOI, the Company agreed to lend PHDX an aggregate of $200,000, which was evidenced by a promissory note that bears interest at 5% per annum and matures one year from the date of issuance to support PHDX’s ongoing working capital needs to complete the transaction (the “Bridge Note”). The transaction was not consummated within the Exclusivity Period and the parties are no longer pursuing the transaction. The Bridge Note remains an outstanding obligations owed to the Company.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 4.3 and Exhibit 10.1 and incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

January 2017 Exchange

On January 25, 2017, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with Gregg Linn, the Company’s chief executive officer (the “Executive”). Pursuant to the terms of the Exchange Agreement, the Company agreed to issue 3,000 shares of the Company’s series B preferred stock (the “Preferred Stock”) in exchange for the cancellation of $98,000 in accrued but unpaid compensation owed to the Executive. The terms of the Preferred Stock, including the terms of conversion, are provided below under Item 5.03. The Preferred Stock was offered and sold pursuant to an exemption from the registration requirements provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is not complete, and is qualified in its entirety by reference to the full text of such agreement, copies of which will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2017. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction. Concurrently with the June 2017 Financing discussed below, the Preferred Stock will be cancelled upon the Company raising a total of $400,000 in the June 2017 Financing.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

April 2017 MSPrecise® license termination

On April 26, 2017, the Company’s license to MSPrecise® from the University of Texas Southwestern (“UTSW”) was terminated due to non-compliance with certain diligent prosecution provisions under the license (“Terminated License”). The Company maintains full ownership over significant intellectual property in the form of patents, patent applications, know-how and data that it believes will limit the UTSW’s, or a future licensor’s, freedom to operate (“Limiting IP”) in commercializing MSPrecise in the form in which it has been clinically tested to date. The Company has informed UTSW of the Company’s Limiting IP, as well as the Company’s desire to regain certain commercial rights previously granted under the Terminated License.

June 2017 Financing

On June 19, 2017, the Company entered into a securities purchase agreement (the “Agreement”) with an accredited investor (the “June 2017 Investor”) pursuant to which the June 2017 Investor purchased a Senior Secured Convertible Note for an aggregate purchase price of $300,000 (the “June 2017 Note”). The June 2017 Notes bear interest at 8% and mature thirty-six months from the date of issuance. The June 2017 Notes will be convertible at the option of the holder at any time into shares of common stock, at an initial conversion price equal to $0.06 per share, subject to adjustment (“June 2017 Initial Conversion Price”). Upon an investment of an additional $100,000 by the June 2017 Investor or another financier approved by the June 2017 Investor, bringing the total investment under the terms of the June 2017 Note to a minimum of $400,000, the Preferred Stock issued pursuant to the Exchange Agreement described above shall be cancelled.

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In connection with the Agreement, the June 2017 Investor received an aggregate of 600,000 shares of common stock (the “June 2017 Commitment Shares”), a warrant to purchase such number of shares of common stock equal to 200% of their subscription amount divided by the June 2017 Initial Conversion Price (the “June 2017 Warrant”) and a purchase right to purchase such number of shares of common stock equal to 800% of their subscription amount divided by the June 2017 Initial Conversion Price (the “June 2017 Right”). The June 2017 Warrant is exercisable for a period of five years from the date of issuance at an initial exercise price of $0.06. The June 2017 Right is exercisable beginning on the eighteen (18) month anniversary of the date of issuance until the five year anniversary of the date of issuance at an initial exercise price of $0.06.

In addition, on June 20, 2017, in consideration for the deferral of certain conditions precedent set forth in the June 2017 Agreement, the Company and the June 2017 Investor entered into a letter agreement pursuant to which the Company agreed to sell the June 2017 Investor an aggregate of 10,000,000 shares of the Company’s common stock at a price of $0.00001 per share for aggregate consideration of $100.

The conversion price of the June 2017 Note is subject to customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like. The exercise price of the June 2017 Warrant and the June 2017 Right are subject to anti-dilution adjustment for subsequent lower price financings by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

Following the six (6) month anniversary of the date of the Agreement, the June 2017 Investor shall have the option to call on the Company for the redemption of the June 2017 Note from the June 2017 Investor, provided that the Company has raised sufficient funds to repay such June 2017 Note. In the event of such optional redemption, the June 2017 Investor shall be paid in the full principal amount and all other accrued and unpaid interest to the date of redemption.

The June 2017 Note provides that until the June 2017 Note is no longer outstanding, any subsequent financing by Company, whether in debt or equity, shall require prior written consent of June 2017 Investor. In addition, in the event of a subsequent financing (except for certain exempt issuances as provided in the June 2017 Note) by the Company, the June 2017 Investor will have the right to participate in such subsequent financing up to an amount equal to the subscriber’s proportionate share of the subsequent financing based on such subscriber’s participation in the offering on the same terms, conditions and price provided for in the subsequent financing. The June 2017 Note also provide that for as long as the June 2017 Note is outstanding, in the event of a subsequent financing (except for certain exempt issuances as provided in the June 2017 Note), the subscriber may elect, in its sole discretion, to exchange all, but not less than all, of the Securities then held by June 2017 Investor for any securities issued in a subsequent financing based on the outstanding principal amount of the June 2017 Note.

The Company agreed that while the June 2017 Note is outstanding, it will not enter into any variable rate transactions with any investor.

The Company shall include on the next registration statement the Company files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of the June 2017 Note and all shares issuable upon exercise of the June 2017 Warrant and June 2017 Rights, and the June 2017 Commitment Shares (the “Registrable Securities”). Failure to include such on the registration statement will result in liquidated damages of 25% of the outstanding principal balance of the June 2017 Note, but not less than $100,000, being immediately due and payable to the June 2017 Investor at its election in the form of cash payment provided however if the reason for such non-registration of all or any portion of the Registrable Securities is the result of either (i) in the case of an underwritten offering, the managing underwriter as set forth below or (ii) SEC Guidance (as defined in the June 2017 Note) under Rule 415 or similar rule which limits the number of Registrable Securities which may be included in a registration statement with respect to June 2017 Investor, no liquidated damages will be due and payable to the June 2017 Investor.

The June 2017 Investor shall have the right to appoint up to four directors on our board of directors.

The full principal amount of the June 2017 Notes are due upon a default under the terms of the June 2017 Notes. The June 2017 Notes rank senior to all current and future indebtedness of the Company and are secured by all of the assets of the Company pursuant to the terms of that certain pledge and security agreement, entered into in connection with the June 2017 Note.

As of the date hereof, the Company is obligated on $300,000 face amount of June 2017 Notes issued to the June 2017 Investor. The June 2017 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

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The securities sold in the June 2017 Financing were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each June 2017 Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 10.3 and Exhibit 10.4 and incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2017, the board of directors of the Company appointed Jeff Stephens as a director of the Company, effective immediately. Mr. Stephens does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer. Mr. Stephens, as the General Partner of the June 2017 Investor, was appointed to our board of directors in connection with the June 2017 Financing. Except with respect to the contractual obligations of the Company set forth under the June 2017 Financing, there is no understanding or arrangement between Mr. Stephens and any other person pursuant to which Mr. Stephen was selected as a director. The June 2017 Investor also participated in the November 2016 Financing and Mr. Stephens is also the CEO of another investor who participated in the November 2016 Financing. Except as set forth above, there are no transactions in which Mr. Stephen has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Stephens is a co-founder and a Managing Partner of Infusion 51a LP, International Infusion Holdings LLC, and International Infusion Advisors LLC. Mr. Stephens is also the CEO of International Infusion Inc., International Infusion LP, and a co-founder and director of Vivacitas Oncology, Inc. With an emphasis on the global market, he uses key positioning and strategies to identify investment vehicles that meet proprietary investment parameters. He currently serves as the managing partner of International Infusion, a think tank venture capital firm aimed directly at disruptive technologies. Mr. Stephens co-founded and is a director of the not-for-profit organization Camp Athlete, Inc., which is an organization geared towards students to improve their academic and athletic achievements. He graduated from the University of Southern Indiana with a B.S. in Psychology.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2017, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Preferred Stock with the Secretary of State of the State of Nevada (the “Certificate of Designation”). The following is only a summary of the Certificate of Designation and is qualified in its entirety by reference to the full text of the Certificate of Designation which is attached hereto as Exhibit 3.1 and incorporated herein by reference. Readers should review such Certificate of Designation for a complete understanding of the terms and conditions associated with this transaction.

Designation, Amount and Par Value. The number of shares of Preferred Stock designated shall be up to 3,000. Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $0.0001 (the “Stated Value”).

Dividends. Except as otherwise required by law, no dividend shall be declared or paid on the Preferred Stock.

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Voting Rights. Except as otherwise expressly required by law, the holder of Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall have the number of votes equal all other outstanding shares of capital stock of the Company outstanding at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, multiplied by two, such that the holders of outstanding shares of Preferred Stock shall always constitute two-thirds of the voting power of the Company. By way of example, if there are 100,000,000 shares of capital stock of the Company outstanding as of the record date, the holder of Preferred Stock would be entitled to 200,000,000 votes on such matters to be voted upon by the shareholders. Except as otherwise required by law, the holders of shares of Preferred Stock shall vote together with the holders of common stock on all matters and shall not vote as a separate class. As long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holder of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation, (b) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the Holder, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holder shall not be entitled to receive out of the assets, whether capital or surplus, any amount or any assets in the Company.

No Redemption; No Preemptive Rights. The shares of Preferred Stock are not redeemable by the Company. The shares of Preferred Stock are not entitled to any preemptive or subscription rights in respect of any securities of the Company.

Fundamental Transaction. If, at any time while the Preferred Stock is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects a Fundamental Transaction (as defined in the Certificate of Designation), then, the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under the Certificate of Designation pursuant to written agreements in form and substance reasonably satisfactory to the holder and approved by the holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of the Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock, and which is reasonably satisfactory in form and substance to the holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of the Certificate of Designation referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under the Certificate of Designation with the same effect as if such Successor Entity had been named as the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, filed with the Nevada Secretary of State on January 27, 2017.
4.1	Form of Promissory Note related to the October 2016 Financing
4.2	Form of Promissory Note related to the November 2016 Financing
4.3	Promissory Note, dated November 28, 2016, issued by Prism Health Dx, Inc. to Avant Diagnostics, Inc.
4.4	Form of Senior Secured Promissory Note related to the June 2017 Financing
4.5	Form of Warrant related to the June 2017 Financing
4.6	Form of Right related to the June 2017 Financing
10.1	Binding Letter of Intent, dated November 28, 2016, by and between Avant Diagnostics, Inc. and Prism Health Dx, Inc.
10.2	Exchange Agreement, dated January 27, 2017, by and between Avant Diagnostics and Gregg Linn
10.3	Securities Purchase Agreement, dated June 19, 2017 by and between Avant Diagnostics, Inc. and the June 2017 Investor
10.4	Pledge Agreement, dated June 19, 2017 by and between Avant Diagnostics, Inc. and the June 2017 Investor

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT DIAGNOSTICS, INC.

Dated: June 20, 2017	By:	/s/ Gerald Commissiong
Gerald Commissiong
Executive Director

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